UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                                 April 28, 2004

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                Date of Report (Date of earliest event reported)

                           Central Freight Lines, Inc.
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             (Exact name of registrant as specified in its charter)

         Nevada                         00050485              74-2914331
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(State or other jurisdiction          (Commission            (IRS Employer
of incorporation or                   File number)            Identification
organization)                                                 Number)

                      5601 West Waco Drive, Waco, TX, 76710
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                    (Address of principal executive offices)
                                   (Zip code)

              Registrant's telephone number, including area code:
                                 (254) 772-2120

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of businesses acquired.

      Not applicable

(b)   Pro forma financial information.

      Not applicable

(c)   Exhibits.

      99.1  Press Release dated April 28, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2004, Central Freight Lines, Inc. announced its results of operations for the quarter ended April 3, 2004. The public announcement was made by means of a press release attached, the text of which is being furnished to the U. S. Securities and Exchange Commission in Exhibit 99.1 hereto.

The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause actual results to differ materially. Please refer to the Company's prospectus filed on December 12, 2003, and the Company's other filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CENTRAL FREIGHT LINES, INC.

Date: April 28, 2004                           By: /s/ Jeffrey A. Hale
                                                   -----------------------------
                                               Name: Jeffrey A. Hale
                                               Title:  Senior Vice President and
                                                         Chief Financial Officer

                                INDEX TO EXHIBITS

 Exhibit No.               Description
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    99.1                   Press Release dated April 28, 2004.

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